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                                                                    Exhibit 10.1

                                 LEASE AGREEMENT

            THIS LEASE AGREEMENT made and entered into as of January 1, 2001, by and between Old Baldy Corporation, a Wyoming corporation, having its principal place of business at Saratoga, Wyoming, ("Lessor"), and Old Baldy Club, a Wyoming corporation, having its principal office in Saratoga, Wyoming ("Lessee");

                              W I T N E S S E T H:

                                   ARTICLE I.
                                   Definitions

            For the purposes of this agreement:

            Section 1.1. "Buildings" shall mean all buildings, supports, foundations, structures, landscaping, pools, sidewalks, curbs, driveways, vaults, bridges, tunnels and fixtures now or hereafter located upon the Property from time to time, together with all apparatus and equipment necessary for the complete and comfortable use, occupancy, enjoyment and operation of any such building or buildings at any time on the Property (including, without limiting the generality of the foregoing, all fittings, appliances, machinery, garage equipment, heating, lighting, cooling, air conditioning and ventilating equipment, wiring, controls, communications equipment, plumbing, switchboards, antennae, elevators, escalators, floor coverings, furnishings, refrigerating, hot water heating and all other appliances and equipment) excepting only in each case articles of such personal property and trade fixtures as may be owned by subtenants or others which can be removed without defacing or materially injuring the Buildings.

            Section 1.2. "Events of Default" or any of the same shall mean Events of Default as defined and described in Section 21.1.

            Section 1.3. "Impositions" shall mean "Impositions" as defined in
Section 4.1.

            Section 1.4. "Leased Premises" shall mean the Property as defined in
Section 1.7 including the Buildings as defined in Section 1.1, collectively. Any reference to "Leased Premises or any part thereof" shall include, without limitation, all or any part of the Property, all or any part of the Buildings and all or any part of the Property and Buildings together.

            Section 1.5. "Leasehold Estate" shall mean Lessee's interest in the Leased premises created by this Lease.

            Section 1.6. "Person" shall mean and include an individual, corporation, partnership, joint venture, trust, unincorporated association and any governmental entity.

            Section 1.7. "Property" shall mean the parcel of real property referred to in Section 2.1 and described on Exhibit "A" attached hereto including any Buildings and other improvements now existing or hereafter constructed thereon.

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                                   ARTICLE II.
                                 Demise and Term

            Section 2.1. Lessor, for and in consideration of the rents hereafter reserved by Lessor and of the covenants and agreements hereinafter contained to be well and truly kept and performed by Lessee, hereby leases, lets and demises to Lessee, and Lessee does hereby take, hire and lease from Lessor, all that certain parcel of real property described in Exhibit "A" attached hereto and made a part hereof, SUBJECT, however, to all agreements, present and future building restrictions and regulations, zoning laws, easements, mortgages, encumbrances, and all other liens, charges, other matters or rights appurtenant to or affecting the above described real property.

            Section 2.2. TO HAVE AND TO HOLD the Property, for a term commencing on the date hereof and terminating the 31st day of December, 2030, (hereinafter sometimes called the "Lease Term" or the "term of this Lease") unless sooner terminated or extended as herein provided.

            Section 2.3. Upon the expiration or termination of this Lease, except upon the repurchase of the land as hereinafter provided, all Buildings shall be vacated and surrendered by Lessee to Lessor, and Lessee agrees to execute and deliver to Lessor such deeds, assignments or other instruments of conveyance as Lessor may deem necessary to evidence such transfer of title to lessor. For the purpose of carrying out the provision of this Section, Lessee hereby irrevocably constitutes and appoints Lessor its true and lawful attorney in fact with full power of substitution, to execute, acknowledge and deliver any instruments referred to in this Section in the name and on behalf of Lessee upon expiration or termination of this Lease. The power vested in such attorney in fact is, and shall be deemed to be, coupled with an interest and cannot be revoked.

            Section 2.4. This Lease is made upon the foregoing and the following covenants and conditions, each of which Lessee agrees to perform irrespective of whether the particular provision is in form of a covenant, an agreement, a condition or a direction; and Lessee agrees to provide Lessor with such documents of further assurance as may be required to carry out the intention of the parties as herein expressed.

                                  ARTICLE III.
                               Rent and Reporting

            Section 3.1. Beginning with the second month Lessee convenants and agrees to pay to Lessor during the term of this Lease an annual rental of one hundred & no/100 Dollars ($100.00). Such rental (sometimes hereinafter called the "rent") shall be paid on or before December 31 of each year, commencing December 31, 2000.

            Section 3.2. The rent payable by Lessee to Lessor hereunder shall be payable to Lessor under Article XXVII hereof, or such other place as Lessor shall have given Lessee written notice at least thirty (30) days in advance.

            Section 3.3. It is the purpose and intent of Lessor and Lessee that the rent shall be net to the Lessor, so that this Lease shall yield, net, to Lessor, the rent specified in Section 3.1


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hereof in each year during the term of this Lease and that all costs, taxes, assessments, and charges of every kind and nature relating to the Leased Premises which may arise out of or become due during the term of this Lease shall be paid by Lessee, and that Lessor shall be indemnified and saved harmless by Lessee from and against the same. It is further understood and agreed that the payment by Lessee of rent shall not be deemed to constitute Lessor as a partner or an associate in business with, or responsible in any way for the business of, Lessee. The parties hereto further agree that they are not partners or joint ventures and that, except in respect to the proceeds of insurance and condemnation awards as provided herein, they do not stand in any fiduciary relationship one to the other.

            Section 3.4. Lessee will pay and (except as may be otherwise expressly provided in this Lease) without notice, abatement, deduction or setoff, all sums, impositions (as defined in Article IV hereof), costs, expenses, and other payments which Lessee in any of the provisions of this Lease assumes or agrees to pay, and in the event of any non-payment thereof, Lessor shall have (in addition to all other rights and remedies) all the rights and remedies provided for herein or by law in the case of non-payment of rent.

            Section 3.5. In addition to the rental provided in Section 3.1 above and the other provisions of this Lease, and as additional rental hereunder, the Lessor, including its designees, shall have the non-exclusive right to permit up to 240 of Lessor's designees use the Leased Premises during the period from June 1 through September 30 of each calendar year during the term of this Lease. This right of use shall include the right to occupy and use the buildings, the dining and bar facilities, the golf course and pro shop, the swimming pool, tennis courts, fishing areas and such other facilities on the same terms as are made available to members of Lessee. In the event that the aggregate amount which would have been charged to the Lessor and its designees had the Lessor and its designees been members of the Lessee for use of the Leased Premises by Lessor and its designees exceed $325,000 during any calendar year, such excess shall be paid by Lessor to Lessee on or before December 31 of the calendar year in which such excess charges occurred.

            In connection with its rights to use the Leased Premises as provided in this Section 3.5, the Lessor and its designees shall observe and be bound by the policies and procedures from time to time established by the Lessee for its members including, without limitation, dress codes, standards of conduct and reservation policies.

                                  ARTICLE IV.
                             Payment of Impositions

            Section 4.1. Through the term of this Lease, Lessee shall pay (except as hereinafter in Section 4.3 hereof provided), as and when the same become due, before any fine, penalty, interest or cost may be added thereto, or become due or be imposed by operation of law for the non-payment thereof, all taxes, assessments, water and sewer charges, charges for public utilities, excises, levies, license and permit fees and other governmental charges, of any kind and nature whatsoever which at any time prior to or during the term of this Lease may become a lien on (i) the Leased Premises or any part thereof or any appurtenances thereto or personal property therein; (ii) the rent, income or other payments received by Lessee or anyone claiming by, through or under Lessee; (iii) any use or occupation of the Leased Premises thereon or personal


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property therein; (iv) such franchises as may be appurtenant to the use of the
Leased Premises or personal property therein; and (v) this transaction, or any document to which Lessee is a party, creating or transferring an interest or estate in the Leased Premises or any part thereof, or personal property therein (all such taxes, assessments, water and sewer rents, transit taxes, rates and charges, charges for public utilities, excises, levies, license fees and other governmental charges being hereinafter referred to as "Impositions", and any of the same being hereinafter referred to as an "Imposition"); provided, however, that:

                  (a) If, by law, any Imposition may at the option of the taxpayer be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition) Lessee may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments as the same 'become due during the term of this Lease and before and fine, penalty, further interest or cost may be added thereto; provided, however, that the amount of all installments of any such Imposition, which are to become due and payable after the expiration of the term of this Lease, shall be paid on or before the date which shall be one (1) year immediately prior to the date of such expiration or on such later date if such Imposition is levied thereafter; and

                  (b) Any Imposition, other than Impositions which have been converted into installment payments by Lessee pursuant to subparagraph 4.1(a), relating to a fiscal period of the taxing authority, a part of which period is included within the term of this Lease and a part of which is included in a period of time after the expiration of this Lease, shall (whether or not such Imposition shall become payable during the term of this Lease) be adjusted between Lessor and Lessee as of that portion of such Imposition which that part of such fiscal period included in the period of time before the expiration of this Lease bears to such fiscal period, and Lessor shall pay the remainder thereof; provided, however, that if Lessee shall be in default in the performance of any of Lessee's covenants, agreements and undertakings in this Lease provided, then to the extent of the amount of any such default Lessee shall not be entitled to receive an apportionment.

            Section 4.2. Lessee shall pay all such Impositions directly to the appropriate taxing authority, and shall furnish to Lessor, not later than ten
(10) days prior to the date when any Imposition would become delinquent, official receipts of the appropriate taxing authority, or other evidence satisfactory to Lessor, evidencing the payment thereof.

            Section 4.3. Lessee at its own cost and expense shall have the right to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith but only after payment of such Imposition unless such payment would operate as a bar to such contest or interfere materially with the prosecution thereof, in which event, notwithstanding the provisions of Section 4.1 Lessee may postpone or defer payment of such Imposition if:

                  (a) Neither the Leased Premises nor any part thereof, nor personal property therein would by reason of such postponement or deferment be in danger of being forfeited or lost; and


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                  (b) Lessee shall have deposited with a bank or trust company acceptable to Lessor the amount so contested and unpaid, together with all interest and penalties in connection therewith and all charges that may or might be assessed against or become a charge on the Leased Premises or any part thereof in such proceedings.

            Upon the termination of any such proceedings, Lessee shall pay the amount of such Imposition or part thereof as finally determined in such proceedings the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees, interest, penalties or other liabilities in connection therewith. If, at any time during the continuance of such proceedings, Lessor shall deem the amount deposited as aforesaid insufficient, Lessee shall, upon demand, make an additional deposit of such sum as Lessor reasonably may request, and upon failure of Lessee so to do, the amount theretofore deposited may be applied by Lessor to the payment, removal and discharge of such Imposition, and the interest and penalties in connection therewith and any costs, fees or other liability accruing in any such proceedings, and the balance, if any, shall be returned to Lessee.

            Lessor shall have the right to seek a reduction in the valuation of the Leased Premises, or any part thereof, assessed for tax purposes and to prosecute any action or proceeding theretofore commenced by Lessee, if such assessed valuation or valuations shall relate or pertain, in whole or in part, to any period subsequent to the term of this Lease. To the extent to which any tax refund payable as a result of any proceeding to review such assessed valuation which Lessor or Lessee may institute, or payable by reason of compromise or settlement of any such proceeding, may be based upon a payment made by anyone other than Lessor and shall not relate or pertain to a period subject to apportionment between Lessor and Lessee, Lessee shall be authorized to collect the same, provided, however, that Lessee shall reimburse Lessor forthwith for all reasonable attorneys' fees, expenses and fees incurred by Lessor in connection therewith, in the proportion that Lessee's share of the refund bears to the total refund.

            Section 4.4. Lessor shall not be required to join in any proceedings referred to in Section 4.3 hereof unless the provisions of any applicable law, rule or regulation shall require that such proceedings be brought by or in the name of Lessor or any owner of the Leased Premises or any part thereof, in which event Lessor shall join in such proceedings or permit the same to be brought in its name. Lessor shall not be subjected to any liability for the payment of any costs or expenses in connection with any such proceedings; and Lessee will indemnify and save harmless Lessor from any such costs and expenses. Except as otherwise provided in this Lease, Lessee shall be entitled to any refund of any Imposition and penalties or interest thereon received which have been paid by Lessee.

            Section 4.5. The certificate, advice or bill of the appropriate official designated by law to make or issue the same or to receive payment of any Imposition or to give notice of nonpayment of such Imposition shall be prima facie evidence that such Imposition is due and unpaid.

            Section 4.6. Lessor appoints Lessee the attorney in fact of Lessor for the purpose of making all payments to be made by Lessee pursuant to any of the provisions of this Lease to persons or entities other than Lessor.


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                                   ARTICLE V.
                                    Insurance

            Section 5.1. At all times during the term of this Lease, Lessee shall, at Lessee's sole cost and expense, but for the mutual benefit of, and naming as insureds, Lessor and Lessee as their interests may appear and with mortgage clauses for the benefit of and naming any mortgagee affecting the fee interest of Lessor or the Leasehold Estate of Lessee (a "Mortgage"), which mortgage clause shall not be inconsistent with the terms of this Lease, keep and maintain the following policies of insurance:

                  (a) Fire and extended coverage insurance on the Buildings, including protection against loss or damage by other risks now embraced by the so-called broad extended coverage endorsement, in amounts at all times sufficient to prevent Lessor or Lessee from becoming a co-insurer under the terms of the applicable policies, but in any event in an amount not less than the then full insurable value of the Buildings. The term "full insurable value" shall mean actual replacement value (exclusive of cost of excavation, foundations, and footings) without deduction for physical depreciation. Such "full insurable value" shall be determined from time to time at the request of Lessor but not more often than once every year. No omission on the part of the Lessor to request any such determination shall relieve Lessee of any of its obligations under this Article;

                  (b) Comprehensive general public liability and property damage insurance protecting and indemnifying the Lessee and Lessor against any and all claims for damages to person or property or for loss of life or of property occurring upon, in, or about the Leased Premises and the adjoining streets and passageways, such insurance to afford immediate protection, to the limit of not less than $100,000.00 in respect of bodily injury or death to any one person, and to the limit of not less than $300,000.00 in respect of any one accident or occurrence and to the limit of not less than $100,000.00 for property damage with not more than $100.00 deductible;

                  (c) Boiler and pressure vessel and miscellaneous equipment insurance, including pressure pumps, air conditioning systems, electric motors, air tanks, compressors and pumps, in such amounts as Lessor may reasonably require;

                  (d) War risk insurance upon the Buildings when and to the extent such insurance is obtainable from the United States Government or any agency or instrumentality thereof, in an amount equal to the lesser of (i) the maximum amount of insurance obtainable and (ii) the full insurable value thereof;

                  (e) Business interruption or rent or use and occupancy or rental value insurance in an amount at least sufficient to meet the total payments for one year of the rent provided for in Article III, the Impositions provided for in Article IV and the debt charges on the Mortgage, which insurance shall be payable to Lessor, Lessee and the holder of the Mortgage, as their interests may appear, but which policies shall be delivered to and held by Lessor or the holder of such Mortgage and, in the event that the Buildings or any substantial portion thereof, shall be destroyed or seriously damaged, Lessee shall assign to Lessor the interest of Lessee in such policies and all proceeds thereunder, shall be held in trust and applied


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to the payment of any debt charges then due and payable under any Mortgage, and to the performance by Lessee of all the covenants, agreements, terms and provisions of this Lease until the repair, restoration or reconstruction of the Buildings shall be completed as provided for in Article IX hereof; and

                  (f) Such other insurance on the Buildings in such amounts as may from time to time be reasonably required by Lessor, against other insurable hazards, which at the time are commonly insured against in the case of premises similarly situated, to the extent obtainable.

            Section 5.2. All insurance provided for in subsections (a), (b),
(c), (e) and (f) of Section 5.1 hereof, if readily obtainable, shall be effected under standard form policies issued by insurers of recognized responsibility, authorized to do business in the State wherein the Leased Premises are located and which are well rated by national rating organizations and have been approved in writing by Lessor, which approval shall not be unreasonably withheld.

            Any policies of insurance of the character described in subsections
(a), (c), (d) and (f) of Section 5.1 hereof shall expressly provide that any losses thereunder shall be adjusted with the Lessor, Lessee and the holder of any Mortgage. All such insurance shall be carried in the name of Lessor and Lessee; and loss thereunder shall be payable to the holder of any Mortgage, Lessor and Lessee, as their respective interests may appear.

            Section 5.3. Upon request by Lessor and thereafter not less than thirty (30) days prior to the expiration dates of the expiring policies theretofore furnished pursuant to this Article, originals or duplicate originals of the policies, accompanied by evidence satisfactory to Lessor of the payment of premiums, shall be delivered by Lessee to Lessor.

            Section 5.4. Lessee shall not take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article to be furnished by, or which may reasonably be required to be furnished by Lessee unless Lessor is included therein as an insured, with loss payable as in this Lease provided. Lessee shall immediately notify Lessor of the taking out of any such separate insurance and shall deliver the policy or policies as provided in Section 5.3 hereof.

            Section 5.5. Each policy delivered hereunder shall, to the extent obtainable, contain an agreement by the insurer that such policy shall not be cancelled without at least thirty (30) days prior written notice to Lessor and to the Mortgagee named in such policy.

            Section 5.6. No destruction of or damage to the Leased premises or any part thereof by fire or any other casualty shall terminate or permit Lessee to surrender this Lease or shall relieve Lessee from Lessee's liability to pay the full rent and other charges payable under this Lease. Lessee expressly waives any rights now or hereafter conferred upon it by statute or otherwise to quit or surrender this Lease or the Leased Premises or any part thereof, or to any suspension, diminution, abatement or reduction of rent on account of any such destruction or damage.

            Section 5.7. Any other provision of this Lease to the contrary notwithstanding, Lessor and Lessee do hereby mutually waive any and every claim which shall or may arise in


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favor of one party and against the other party hereto during the term of this
Lease, and any and all loss or damage to any or all of its property situated within or upon, or later to be caused to become situated within or upon, or constituting a part of, or later to be caused to constitute a part of, the Leased Premises, which claim, loss and damage are covered by valid and collectible fire and extended coverage insurance policies. Lessor and Lessee do hereby mutually waive any and all claims which shall or may arise, in favor of one party and against the other party to this Lease during the term hereof or any extension thereof, for any and all loss of, or damage resulting from, the normal use and occupancy of the said Leased Premises. Inasmuch as the above mutual waivers shall and do preclude the assignment of any claim aforesaid, by way of subrogation (or otherwise) to any insurance Company (or any other person), Lessee hereby agrees immediately to give to each insurance company issuing to it policies of fire and extended coverage insurance, written notification of the terms of the said mutual waivers, and to have such policies of insurance coverage properly endorsed, if such endorsement be necessary, to prevent any invalidation of the said policies of insurance coverage by reason of the existence of such waivers.

                                  ARTICLE VI.
                     Compliance with Laws, Ordinances, Etc.

            Section 6.1. At all times during the term of this Lease, Lessee, at its sole cost and expense, shall promptly comply with all applicable laws, ordinances, orders, rules, directions, regulations and requirements of all federal, state and municipal governments, courts, departments, commissions, boards and officers, any national or local Board of Fire Underwriters, or any other body exercising functions similar to those of any of the foregoing, which may be applicable to the Leased Premises or any part thereof and to the sidewalks, curbs adjoining the Leased Premises or to the use or manner of use of the Leased Premises or any part thereof, or to the owners, tenants or occupants thereof, whether or not such law, ordinance, order, rule, direction, regulation or requirement shall necessitate structural changes or improvements, or the removal of any encroachments or projections, ornamental, structural or otherwise, onto or over the streets adjacent to the Leased Premises, or onto or over other property contiguous or adjacent thereto. Lessee shall likewise comply with the requirements of all policies of insurance at any time in force with respect to the Leased Premises or any part thereof.

            Section 6.2. Lessee shall have the right to contest by appropriate proceedings diligently conducted in good faith, in the name of Lessee or lessor or both, without cost or expense to Lessor, the validity or application of any law, ordinance, order, rule, regulation or requirement of the nature referred to in this Article, under the terms, conditions and provisions of Article IV hereof governing the contesting of Impositions and providing for the indemnification of Lessor, provided, however, that any such contest does not subject Lessee or Lessor to any criminal liability.

                                  ARTICLE VII.
                                Use and Occupancy

            Section 7.1. Lessee shall use and occupy the Leased Premises for any use to which the Lessor may consent in writing, or for any of the higher or better uses to which the Leased Premises may be put consistent with the provisions of this Lease and without impairing


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the rentable value of the Leased Premises or the rental payable to Lessor hereunder, and for no other purpose.

            Section 7.2. Lessee shall not use or occupy or permit the Leased Premises to be used or occupied, nor do or permit anything to be done in or on the Leased Premises, in whole or in part, in a manner which would in any way violate any certificate of occupancy affecting the Leased Premises, or make void or voidable any insurance then in force with respect thereto, or which may make it impossible to obtain fire or other insurance thereon required to be furnished by Lessee hereunder, or as will cause or be apt to cause structural injury to the Leased Premises or any part thereof, or as will constitute a public or private nuisance; nor shall Lessee use or occupy or permit the Leased Premises to be used or occupied, in whole or in part, in a manner which may violate any laws, regulations, ordinances or requirements of any governmental authority having jurisdiction as to the Leased Premises; provided, however, that Lessee may, in good faith, if it shall so desire, contest the validity of any such laws, regulations, ordinances or requirements and, pending the determination of such contest, may postpone compliance as provided in Section 6.2 hereinabove.

                                 ARTICLE VIII.
                      Construction of Additional Buildings

            Section 8.1. The construction of any additional Buildings shall be subject to the provisions of Article IX and any other reasonable conditions which, in the opinion of Lessor, are necessary to protect Lessor's interest in connection with such construction.

                                  ARTICLE IX.
                     Maintenance, Alterations, Repairs, Etc.

            Section 9.1. Lessee has leased the Leased Premises after a full and complete examination thereof, as well as the title thereto and its present uses and non-uses, and Lessee accepts the same without any representation or warranty, express or implied in fact or by law, by Lessor and without recourse to Lessor, as to the title thereto, the nature, condition or usability thereof or the use or uses to which the Property or Buildings of any part thereof may be put. Except as provided in Section 9.10, Lessor shall not be required to furnish any services or facilities or to make any repairs or alterations in or to the Leased premises, throughout the term of this Lease, Lessee hereby assuming the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management of the entire Leased Premises. Nothing contained in this Lease shall impose on Lessor the obligation to make any repairs or expend any monies for the maintenance of the Leased Premises or the renewal, replacement or repair of any Buildings.

            Section 9.2. Lessee shall throughout the term of this Lease, at Lessee's sole expense, take good care of the Leased Premises, promptly make all repairs thereto, interior and exterior; structural and non-structural, ordinary and extraordinary, and shall maintain and keep the Leased Premises and the sidewalks and curbs adjacent thereto in good order, repair and condition. Lessee shall also keep such sidewalks as well as all common areas within the Leased Premises free and clear from rubbish, ice, snow and other debris and unlawful obstructions and shall not encumber or obstruct the same or allow the same to be encumbered or obstructed in any


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manner. Lessee shall indemnify and hold Lessor harmless of and from any and ail claims, demand, or demands upon or arising out of any accident, injury or damage to any person or property which shall or may happen in or upon the Leased Premises or any part thereof, or upon the sidewalks about the Leased Premises, however caused, and shall keep the Leased Premises free and clear of any and all mechanics' and materialmen's liens or other similar liens or charges incidental to work done or material supplied in or about the premises, subject to the provisions of Section 10.3.

            Section 9.3. Lessee will not do, permit or suffer any waste, damages, disfigurement or injury to or upon the Leased Premises or any part thereof. Lessee shall have the right at any time and from time to time to sell or dispose of any machinery, equipment or fixtures subject to this Lease which may have become obsolete or unfit for use or which is no longer useful, necessary or profitable in the conduct of Lessee's business, provided, that Lessee shall then or theretofore substitute for the same other machinery, equipment or fixtures not necessarily of the same character, but of a value and quality at least equal to that of the property so disposed of.

            Section 9.4. The necessity for and adequacy of services and repairs to the Leased Premises pursuant to Section 9.3 hereof shall be measured by the standard which is appropriate for improvements of similar construction and class.

            Section 9.5. Lessee shall have the right to make, at its sole cost and expense, additions, alterations, replacements, substitutions, and changes (hereinafter sometimes referred to as "alterations") in or to the Leased Premises, provided the Lessee shall not then be in default in the performance of any of Lessee's covenants or agreements in this Lease, subject, however, in all cases to the following:

                  (a) No structural alterations shall be commenced except after twenty (20) days' prior written notice to Lessor;

                  (b) No alterations of any kind shall be made without the prior written consent of the Lessor which would (i) change the general character or structure of the Buildings, or (ii) reduce or impair (other than a temporary reduction or impairment) the value, rental, rental value, rentability or usefulness of the Leased Premises or any part thereof; Lessor agrees that it will not unreasonably withhold its consent under this clause (b) where such change cannot be reasonably expected to reduce or impair (other than a temporary reduction or impairment) the value, rental, rental value, rentability or usefulness of the Leased premises or any part thereof;

                  (c) No alterations shall be undertaken until Lessee shall have procured and paid for, so far as the same may be required from time to time, all permits and authorizations of all municipal departments and governmental subdivisions having jurisdiction;

                  (d) Any alterations (except tenant improvements compatible with the present character and structure of the Leased Premises) involving in the aggregate an estimated cost of more than $100,000.00 shall be conducted under the supervision of an architect or engineer selected by Lessee and approved in writing by Lessor (which approval shall not be unreasonably withheld); and no such alterations shall be made, except in accordance with detailed plans and specifications and cost estimates prepared and approved in writing by such architect or engineer and approved in writing by Lessor (which approval shall not be unreasonably withheld);

                  (e) Once commenced, any alterations shall be made promptly (unavoidable delays excepted) and in a good and workmanlike manner and in compliance with all applicable permits and authorizations and building and zoning laws;

                  (f) Workmen's compensation insurance covering all persons employed in connection with the work and with respect to whom death or bodily injury claims could be asserted against Lessor, Lessee or the Leased Premises, in any event not less than the minimum amount and coverage required under the laws of the state wherein the Leased Premises are situated, and general liability insurance for the mutual benefit of Lessor and the Lessee shall be maintained by Lessee at Lessee's sole cost and expense at all times when any substantial alterations are in progress.

                  (g) If the estimated cost of any such structural alteration shall be in excess of $100,000.00, Lessee, at Lessee's sole cost and expense, shall furnish to Lessor a surety company performance bond, issued by a reputable company, in an amount at least equal to the estimated cost of such alteration, or other assurances reasonably satisfactory to the Lessor, guaranteeing the completion thereof within a reasonable time, subject to unavoidable delays, free and clear 'of all encumbrances, chattel mortgages, conditional bills of sale, and other charges, and in accordance with the plans and specifications approved by Lessor.

                  (h) If a construction loan is required by Lessee for the cost of such alterations, prior to the commencement of the construction of such alterations Lessee shall obtain a commitment for temporary financing from a Construction Lender approved by Lessor in form and substance satisfactory to Lessor, which commitment shall provide, among other things, for lending of an amount (hereinafter called "Construction Loan"), which, with the equity money provided by Lessee, will be adequate for the payment of all costs of construction of the alterations, the preparation of the plans and specifications therefor and all other costs (which shall include without limitation all interest, taxes and carrying charges of every kind and nature during construction) of the work. Lessee shall cause such commitment to provide that the default of Lessee under this Lease shall not release the committing party from its obligation to advance the funds committed, provided Lessor or others shall elect to complete the construction of the alterations and shall so notify the committing party. Lessee shall not be deemed in default under this Lease until notice of default shall be served on Lessee and the committing party. A machine copy of any proposed commitment shall be submitted to Lessor for approval. Lessor shall notify Lessee of any objection to the commitment within a reasonable time.

            Section 9.6. Whether under the provisions of this Lease or otherwise, neither Lessee, nor any Space Tenant, nor any agent, employee, representative, contractor, or subcontractor of either Lessee or any Space Tenant, shall have any power or authority to do any act or thing or to make any contract or agreement which will bind Lessor; and Lessor shall have no responsibility to Lessee or to any Space Tenant, contractor, subcontractor, supplier, materialman, workman or other person, firm or corporation who shall engage in or participate in any Construction of any improvements or Buildings or alterations thereto unless Lessor shall expressly undertake such obligation by an agreement in writing.

            Section 9.7. If any excavation or other building operation contemplated to be made or shall be made upon the Property or the Buildings or any adjoining premises, street or alley, Lessee shall, and does hereby assume, at Lessee's expense, all obligations imposed by law on both the owner and the occupant of the Leased Premises with respect to shoring and lateral support and agrees, to the extent that either the owner or occupant of the Leased Premises may be obligated so to do, to shore the foundations and walls of the adjoining premises as the case may be, and to do any other act or thing, to the extent necessary for the safety or preservation of the adjoining premises and to prevent any claims or liens against Lessor or the Leased Premises or any part thereof by reason of failure to furnish such lateral support or shoring. Should Lessee fail to do such shoring, then Lessor, after ten (10) days prior written notice to Lessee, may do such shoring but shall not be required so to do, and in such event Lessee shall permit Lessor or Lessor's agents or the owners or lessees of such adjoining premises and their respective representatives to enter the Leased Premises for such purpose and Lessor shall not be liable for any inconveniences, annoyance, disturbance, loss of business or other damage arising therefrom and Lessee's obligations herein shall not thereby be affected. In the event Lessor does perform such shoring, Lessor shall be entitled to and shall recover all of Lessor's expenses and costs expended therefore from Lessee.

            Section 9.8. The cost of the construction of alterations shall be paid promptly so that the Leased Premises shall at all times be free of liens for labor and materials supplied to Lessee (except as contested under Article VI or Article X). If a Construction Loan is required for the construction of alterations, the Construction Loan documents shall provide for a controlled disbursement of the Construction Loan acceptable to both Lessor and Lessee for the purpose of securing the proper payment of all costs of construction. Before the first disbursement is made from the Construction Loan Lessee shall deposit with the Construction Lender funds equal to the amount, if any, by which the cost estimates prepared by the architect exceed the funds committed by the Construction Lender. If no Construction Loan shall be required by Lessee, the estimated cost of the construction shall be deposited in a joint account of Lessor and Lessee to be established at a bank mutually acceptable to Lessor and Lessee, and from time to time upon certification of the architect shall be paid out for costs of construction by checks drawn by Lessor and Lessee on said joint account.

            Section 9.9. In the event Lessee shall fail to make any payment required to be made in this Article or shall default in the performance of any other covenant or agreement which Lessee is required to perform under this Lease during the period when-construction provided for in this Lease shall be in progress or shall be required by the terms of this Lease to commence, Lessor may treat such default as a breach of this Lease and, in addition to the rights and remedies provided in Article XXI hereof, Lessor shall have the right to carry out or complete construction without terminating this Lease, in which event the Construction Lender, if its commitment obligates it to do so if it otherwise agrees to do so, on request, shall make disbursements of any funds available for the purpose pursuant to the commitment or otherwise in its hands (which in each case shall also refer to any sums received by the Construction Lender under a surety bond described in this Article) without the necessity of any request by Lessee, and any sum expended by Lessor under the provisions of this Article. IX shall be and become additional rent under this Lease and be due and payable by Lessee immediately upon demand.

            Section 9.10. At its sole cost and expense, Lessor agrees to make the following capital improvements to the Property on or before December 31, 2005:

            Golf Course Irrigation System                 $2,000,000

            Roads-Asphalt Overlay                         $  250,000

            Golf Course Pesticide Building                $   60,000

            Golf Course Fertilizer & Employee Building    $   80,000

            Club House Roof                               $  185,000

                                                          ----------
                  Total                                   $2,575,000

Lessee shall not be entitled to a refund or credit against rent if the actual cost of constructing these capital improvements is less than the estimated amounts set forth above. Landlord shall select any and all contractors and subcontractors necessary to make the above capital improvements in its sole discretion.

                                   ARTICLE X.
                               Discharge of Liens

            Section 10.1. Lessee will not create or permit to be created or to remain, and will discharge, any lien, encumbrance or charge (levied on account of any Imposition or any mechanic's, laborer's or materialman's line or any conditional sale, title retention agreement or security agreement or chattel mortgage, or otherwise) against the Leased Premises or any part thereof; provided that any Imposition may, after the same becomes a lien on the Leased Premises or any part thereof, be paid or contested in accordance with Article VI hereof, and any mechanic's, laborer's or materialman's lien may be discharged in accordance with Section 10.3 hereof.

            Section 10.2. If any mechanic's, laborer's or materialman's lien shall at any time be filed against the Leased Premises or any part thereof, Lessee, within sixty (60) days after notice of the filing thereof, will cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Lessee shall fail to cause such lien to be discharged within the period aforesaid, then, in addition to any other right or remedy, Lessor may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings. Any amount so paid by Lessor and all costs and expenses incurred by Lessor in connection therewith, together with interest thereon at the rate of ten percent (10%) per annum from the respective dates of Lessor's making of the payment or incurring of the cost and expense shall constitute additional rent payable by Lessee under this Lease and shall: be paid by Lessee to Lessor on demand.

            Section 10.3. Notwithstanding the foregoing, Lessee shall not be required to pay or discharge any such mechanic's lien so long as Lessee shall in good faith proceed to contest the same by appropriate proceedings; provided, however, that Lessee shall give written notice to Lessor of Lessee's intention to contest the validity of such lien. If such lien shall be reduced to judgment or such process as may be issued for the enforcement thereof is not promptly stayed, or if so stayed and such stay thereafter expires, then in that event Lessee shall pay and discharge said judgment forthwith and failing this Lessor (in addition to the remedies provided in Article XXI) shall have the remedies provided in Section 10.2 hereof.

            Section 10.4. Nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of Lessor to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the Leased Premises or any part thereof, nor as giving Lessee any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any lien against the Leased premises or any part thereof.

                                   ARTICLE XI.
                              Damage or Destruction

            Section 11.1. If, at any time during the term of this Lease, the Buildings or any part thereof shall be damaged or destroyed by fire or other casualty (including any casualty for which insurance coverage was not obtained or obtainable) of any kind or nature, ordinary or extraordinary, foreseen or unforeseen, Lessee, at Lessee's sole cost and expense, and whether or not the insurance proceeds, if any, shall be sufficient for the purpose, shall proceed with reasonable diligence (subject to a reasonable time allowance for the purpose of adjusting such loss but in no event later than two (2) months from the occurrence of such damage) to repair, alter, restore, replace or rebuild the same as nearly as possible to its value, condition, and character immediately prior to such damage or destruction subject to such changes or alterations as Lessee may elect to make in conformity with and subject to the provisions of Sections 9.5, 9.8 and 9.9 hereof.

            Section 11.2. Except as otherwise provided in this Article, the conditions under which any repairs, alterations, restoration, replacement or rebuilding work are to be performed and the method of proceeding with and performing the same shall be governed by all of the provisions of Section 9.5 hereof except subsection (a) of said section.

            Section 11.3. Subject to the requirements of the Mortgagee all insurance money paid to Lessor on account of such damage or destruction under the policies of insurance provided for in Article V hereof, less the cost, if any, incurred in connection with the adjustment of the loss and the collection thereof (herein sometimes referred to as the "insurance proceeds"), shall be applied to the payment of the cost of the repair to the extent such insurance proceeds shall be sufficient for the purpose, and shall be paid out to or for the account of Lessee from time to time as such alteration progresses. All sums so paid to Lessee and any other insurance proceeds received or collected by or for the account of Lessee (other than by way of reimbursement to Lessee for sums theretofore paid by Lessee) shall be held by Lessee in trust for the purpose of paying the cost of such repair.

            Upon receipt by Lessor of evidence reasonably satisfactory to it that the repair has been completed and paid for in full and that there are no liens on the Leased Premises or any part thereof as a result thereof, Lessor shall pay to Lessee any remaining balance of such insurance proceeds. If the insurance proceeds received by Lessor shall be insufficient to pay the entire cost of the repair, Lessee shall supply the amount of any such deficiency and shall first apply the same to the payment of the cost of the repair before calling upon Lessor for the disbursement of the insurance proceeds held by Lessor.

            Under no circumstances shall Lessor be obligated to make any payment, disbursement or contribution towards the cost of the repair except to the extent of the insurance proceeds actually received by Lessor. If Lessee shall fail to comply with any of the provisions of Section 11.1 or 11.2 hereof, Lessor shall notify Lessee of such default and thereafter Lessor, in addition to any other remedies Lessor may have, may refuse to make any payment hereunder and may apply the insurance proceeds in any order Lessor may elect towards the payment of the cost of the repair or the payment of any rent in default.

            Section 11.4. In no event shall Lessee be entitled to any abatement, allowance, reduction or suspension of rent because the Leased Premises or any part thereof shall be untenantable owing to the partial or total destruction thereof, and anything herein to the contrary, no such damage or destruction shall affect in any way the obligation of Lessee to pay the rent and other charges herein reserved or required to be paid, nor release-Lessee of or from any obligation imposed under Lessee under this Lease except as herein provided.

            Section 11.5. In the event the Mortgage shall be in force at the time of any damage to or destruction by fire or otherwise of the Leased Premises or any part thereof, then the terms of such Mortgage shall control with respect to repair, restoration and replacement of the Leased premises and to the application of insurance proceeds.

            Section 11.6. Lessor shall in no event be responsible for the collection or noncollection of any insurance proceeds hereunder but only for such insurance money as shall come into Lessor's hands.

                                  ARTICLE XII.
                                  Condemnation

            Section 12.1. If, at any time during the term of this Lease, title to the whole or substantially all of the Leased premises shall be taken by statute or in condemnation proceedings or by any right of eminent domain, this Lease shall terminate and expire on the date of such taking and the rent and other charges payable hereunder shall be apportioned and paid to the date of such taking. For purposes of this Article XII, "substantially all of the Leased Premises" shall be deemed to have been taken if the remaining portion cannot be practically and economically used or converted for use by the Lessee for the purposes permitted by this Lease, and "date of taking" shall mean the date that possession of the Leased Premises or any part thereof is denied Lessee and Lessor so that the intents and purposes of this Lease are incapable of being fulfilled.

            In the event of any such taking and the termination of this Lease, Lessor and Lessee shall together make one claim for an award for their combined interests in the subject property, and the net award received (after deduction of reasonable fees and expenses, including without limitation reasonable fees for attorneys and experts) shall be paid as follows and in the following order:

                  (a) The holder of any Mortgage shall first receive the amount required to be applied in reduction of the mortgage indebtedness;

                  (b) The balance of said award or awards, if any, shall then be paid to Lessor.

            Section 12.2. In the event of any such taking of less than the whole or substantially all of the Leased Premises, the term of this Lease shall not be reduced or affected in any ways and Lessee shall, at Lessee's own cost and expense, proceed with reasonable diligence to perform all necessary repairs and replacements to the improvements on the Leased Premises affected by such condemnation to the extent necessary to restore the Leased Premises to its foremer condition satisfactory to fulfill the purposes of this Lease, provided, however, that Lessee shall not be obligated to expend an amount in excess of the proceeds of the net award available to Lessee for such purposes under the provisions of Subsection 12.2(d) below.

            All compensation available or paid to Lessor and Lessee upon such partial taking shall be distributed as follows:

                  (a) The holder of any Mortgage shall first be entitled to receive the amount required to be applied in reduction of the indebtedness secured by such Mortgage;

                  (b) Lessee shall then be entitled to receive an amount equal to the cost of the necessary repairs and replacement of the improvements on the Leased Premises affected by such condemnation;

                  (c) The balance of such award or awards, if any, shall then be paid to Lessor.

                  (d) If Lessee shall have been deriving revenue and rents from the portions of the Leased Premises so taken, the rent payable for the balance of the term of this Lease shall be reduced, effective as of the date of such partial taking, to an amount which bears the same relation to the rent specified in section 3.1 as the gross revenue and rents attributable to the Leased Premises remaining after such taking bears to the gross revenue and rents attributable to the Leased Premises prior to such taking.

            Section 12.3. If any matter covered by this Article between Lessor and Lessee shall be in dispute, and if Lessor and Lessee cannot agree thereon within thirty (30) days after the final award or awards shall have been fixed and determined or such dispute shall arise, such dispute or matter shall be determined by arbitration and appraisal as the case may be in the manner provided herein.

                                  ARTICLE XIII.
                              Financial Information

            Section 13.1. Lessee covenants and agrees that it will keep and maintain books and records of account in which full, true and correct copies shall be made of all dealings and transactions relative to Lessee and the Leased Premises in accordance with generally accepted accounting practice consistently applied and to preserve the same for at least three (3) years after the fiscal year to which they relate, which books and records of account shall, at reasonable times, be open to the inspection of Lessor and its accountants and other duly authorized representatives.

                                  ARTICLE XIV.
                             Lessor's Title and Lien

            Section 14.1. Lessor shall have title to the Leased Premises paramount to all others. Lessor's lien for rent and other charges (subject to the rights of any mortgagee under Article XIX hereof) shall be paramount to all other liens on the Leased Premises.

            Section 14.2. Lessee shall have no right or power to and shall not in any way encumber the title of Lessor in and to the Leased Premises. The fee simple estate of Lessor in the Leased Premises shall not be in any way subject to any claim by way of lien or otherwise, whether claimed by operation of law or by virtue of any express or implied lease or contract or other instrument made by Lessee; and any claim to a lien or otherwise upon the Leased Premises arising from any act or omission of Lessee shall accrue only against the Leasehold Estate of Lessee in the Property and Lessee's interest in the Buildings and shall in all respects be subject to the paramount rights of Lessor in the Leased Premises and its remainder or residual interest in the Buildings.

                                   ARTICLE XV.
                                 Merger of Title

            Section 15.1. There shall be no merger of Lessee's interest in this Lease nor of the leasehold estate created by this Lease with the fee estate in the Leased Premises or any part thereof by reason of the fact that the same person may acquire or own or hold, directly or indirectly:

                  (a) Lessee's interest in this Lease or the leasehold estate created by this Lease or any interest therein; and

                  (b) The fee estate in the Leased Premises or any part thereof or any interest therein or Lessor's remainder or residual interest in the Buildings or any interest therein;

and no such merger shall occur unless and until all persons having an interest in the ownership interests described in (a) and (b) above shall join in a written instrument effecting such merger and shall duly record the same.

                                  ARTICLE XVI.
                 Quiet Enjoyment--Transfer of Lessor's Interest

            Section 16.1. Lessor covenants that if and so long as Lessee keeps and performs each and every covenant, agreement, term, provision and condition herein contained on the part and on behalf of Lessee to be kept and performed, Lessee shall quietly have and enjoy the Leased Premises during the term without hindrance or molestation by anyone claiming by, through or under Lessor, subject to the covenants, agreements, terms, provisions, and conditions of this Lease.

            Section 16.2. It is expressly understood and agreed that the terms "Lessor" and "Lessee" as used in this Lease means only the present owner of the Property and the present owner of the leasehold interest, respectively, and in the event of the sale, assignment or transfer by either such owner or its interest in the Leased Premises, such owner shall thereupon be released and discharged from all covenants and obligations of Lessor and Lessee thereafter accruing; but such covenants and obligations shall be binding upon each new owner of any interest in the Leased Premises.

                                 ARTICLE XVII.
                     Entry on Lease Premises by Lessor, Etc.

            Section 17.1. Lessee shall permit Lessor and its authorized representatives and designees to enter the Leased Premises or any part thereof, at any reasonable times for the purpose of (a) inspecting the same, and (b) making any repairs thereto and performing any work therein that may be necessary by reason of Lessee's failure to make any such repairs or perform any such work or to commence the same for thirty (30) days after notice from Lessor (or without notice in case of emergency), and (c) showing the same to prospective purchasers, mortgagees and tenants. Nothing herein contained shall be construed as imposing any duty upon Lessor to do any such work; and the performance thereof by Lessor shall not constitute a waiver of Lessee's default in failing to perform the same.

            Section 17.2. During the last year of the Lease Term or any extension thereof, Lessor shall be entitled to display on the Leased Premises or any part thereof, in such manner as not to unreasonably interfere with the business of Lessee and Space Tenants, the usual "For Sale" or "For Rent" signs; and Lessee agrees that such signs shall remain unmolested.

                                 ARTICLE XVIII.
                                    Surrender

            Section 18.1. Subject to the terms of Article XXV hereof on the last day of the Lease Term or any extension thereof or upon any earlier termination of this Lease, or upon any re-entry by Lessor upon the Leased Premises, Lessee shall quit and surrender the Leased Premises, together with all appurtenances and additions thereto as a unit operational without dependence upon adjoining property and all fixtures and articles of personal property attached to or used in connection with the operation thereof and which are the property of Lessee, into the possession and use of Lessor without delay and, in good order, condition and repair, reasonable and ordinary wear and tear excepted, free and clear of all lettings and occupancies other than Space Leases permitted by this Lease and any other existing leases consented to by Lessor, and free and clear of all liens and encumbrances other than those, if any, permitted by this Lease or created or consented to by Lessor.

            Section 18.2. Upon such termination, title to the Buildings together with all appurtenances and additions thereto shall automatically vest in Lessor without the execution of any further instrument. Lessee shall, however, on demand, execute, acknowledge and deliver to Lessor any further assurances of title to the Buildings and appurtenances and additions thereto as Lessor may request; and Lessee hereby irrevocably constitutes and appoints Lessor as Lessee's attorney in fact, coupled with an interest, to execute, acknowledge and deliver any such instrument in the name and on behalf of Lessee in the event Lessee shall for any reason fail to execute, acknowledge and deliver the same promptly after demand is made therefor by Lessor.

            Section 18.3. Where furnished by or at the expense of any Tenant of Lessee, furniture, fixtures, equipment, trade fixtures and business equipment (not constituting part of the Leased Premises) may be removed by Lessee or by such Tenant at or prior to the termination of such lease; provided, however, that Lessee shall with due diligence, and without expense to Lessor, cause the Buildings to be promptly restored to same condition as prior to such removal and cause any injury due to such removal to be promptly repaired.

            Section 18.4. Any personal property of Lessee or any such Tenant which shall remain on the Leased Premises after the termination of this Lease or any other lease or sublease may, at the option of Lessor, be deemed to have been abandoned by Lessee or any such Tenant and either may be retained by Lessor at its property or be disposed of without accountability in such manner as Lessor may see fit.

            Section 18.5. Lessor shall not be responsible for any loss or damage occurring to any property owned by Lessee or any such Tenant.

            Section 18.6. The provisions of this Article XVIII shall survive any termination of this Lease.

                                  ARTICLE XIX.
                                    Mortgages

            Section 19.1. Lessee shall not, during the term of this Lease, mortgage, assign, hypothecate, pledge or in any way encumber the Leased Premises or any part thereof without the written consent of Lessor.

                                  ARTICLE XX.
                          Assignment, Subletting, Etc.

            Section 20.1. Lessee shall not (a) assign, pledge, encumber or in any manner transfer this Lease, or any part thereof, or (b) sublease the Leased Premises, or any part thereof, or (c) sell, transfer, pledge, lease, license or encumber the Buildings or the interest of Lessee in any lease of the Buildings or the rentals thereunder, without the prior written consent of Lessor in each instance; and any attempt to do any of such acts without such consent shall be null and void and of no effect and shall at the option of Lessor, terminate this Lease.

            Section 20.2. If the Lease be assigned, whether or not in violation of the provisions of this Lease, Lessor may and is hereby empowered to collect rent from the assignee. In such event, Lessor may apply the net amount received by it to the rent and other payments herein reserved or provided for, and no such collection shall be deemed a waiver of the covenant herein against assignment or subletting, or any acceptance of the assignee or subtenant as a tenant under this Lease, or a release of Lessee from the further performance of the covenants herein contained on the part of Lessee.

            Section 20.3. The making of any assignment or subletting from and after the date hereof, in whole or in part, whether or not with the consent of Lessor, shall not operate to relieve Lessee herein named from its obligations under this Lease and, notwithstanding any such assignment or subletting, Lessee herein named shall remain liable for the payment of all rent and other charges and for the due performance of all the covenants, agreements, terms and provisions of this Lease to the full end of the term of this Lease, and whether or not there shall have been any prior termination of this Lease by summary proceedings or otherwise.

            Section 20.4. Each and every assignee, whether or not approved by Lessor and whether as assignee or as successor in interest. of any assignee or Lessee herein named, shall immediately be and become and remain liable for the payment of the rent and other charges payable under this Lease, and for the due performance of all the covenants, agreements, terms and provisions of this Lease on Lessee's part to be performed to the full end of the term of this Lease, and each and every provision of this Lease applicable to Lessee shall also apply to and bind every such assignee and purchaser with the same force and effect as though such assignee or purchaser were Lessee named in this Lease. No transfer to such assignee shall be binding upon Lessor unless such assignee shall deliver to Lessor a recordable instrument which contains a covenant or assumption by such assignee to such effect; but the failure or refusal of such assignee to deliver such instrument shall not release or discharge such assignee from its obligations and liability as above set forth.

            Section 20.5. Any consent by Lessor herein contained or hereafter given to any act of assignment, shall be held to apply only to the specific transaction hereby or thereby approved. Such consent shall not be construed as a waiver of the duty of Lessee, or its successors or assigns, to obtain from Lessor a consent to any other or subsequent assignment, or as a modification or limitation of the right of Lessor with respect to the foregoing covenant by Lessee.

            Section 20.6. If Lessee shall be a corporation or a partnership and if the controlling interest in Lessee is transferred, sold or otherwise disposed of (except as a result of death) without the prior written approval of Lessor, Lessor shall have the right at any time thereafter to terminate this Lease by giving written notice of such termination to Lessee specifying a day not less than twenty (20) days and not more than forty (40) days thereafter and, upon the giving of such notice, this Lease and the term and estate hereby granted shall expire and terminate upon the day so specified in the notice as fully and completely and with the same force and effect as if the day so specified were the date hereinbefore fixed for the expiration of the term of this Lease.

                                  ARTICLE XXI.
                         Events of Default; Termination

            Section 21.1. The following events are hereby defined as "Events of Default" under the terms of this Lease:

                  (a) If Lessee shall fail to pay any installment of rent or any other sums or charges payable by Lessee to Lessor under this Lease when and as the same become due and payable, and such failure shall continue for a period of ten (10) days after the due date; or

                  (b) If Lessee shall fail to perform or comply with any other term, covenant or agreement hereof, and such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee, or, in the case of a default or a contingency which cannot with due diligence be cured within such period, Lessee fails to proceed with all due diligence within such period to cure the same. and thereafter the prosecute the curing of such default with all due diligence; or

                  (c) If Lessee shall fail to perform or comply with any of the terms of the Mortgage beyond any grace period provided with respect thereto and such default shall not have been cured or waived; or

                  (d) If Lessee shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition for bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or not contesting the material allegations of a petition against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Lessee or any material part of its properties; or

                  (e) If within thirty (30) days after the commencement of any proceeding against Lessee seeking any reorganization; arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or if, within thirty (30) days after the appointment without the consent or acquiescence of Lessee, of any trustee, receiver or liquidator of Lessee or of any material part of its properties, such appointment shall not have been vacated; or

                  (f) If any member of the Board of Directors of Lessee shall not contemporaneously be a member of the Board of Directors of Lessor,

THEN and in any such event, lessor at any time thereafter (but prior to the curing of all such Events of Default) may give notice to Lessee specifying such Event of Default or Events of Default and stating that this Lease and the Lease Term shall expire and terminate on the date specified in such notice, which shall be at least ten (10) days after the giving of such notice, and on such date, unless all such Events of Default shall have been cured and there shall not exist any other Event of Default, all of the right, title and interest of Lessee under this Lease shall terminate and Lessee shall remain liable as hereinafter provided.

            Section 21.2. If an Event of Default shall have occurred and be continuing, Lessor, whether or not the Lease Term shall have been terminated pursuant to Section 21.1, may, upon ten (10) days' written notice, except in cases of emergency when no notice need be given, enter upon and repossess the Leased Premises or any part thereof and possess the improvements thereon, or any part thereof (said repossession and possession being hereinafter referred to as "repossession"), by force, summary proceedings, ejectment or otherwise, without being deemed quilty of any manner of trespass, and may remove Lessee and all other persons and property therefrom.

            Section 21.3. From time to time after the repossession of the Leased Premises or any part thereof, pursuant to Section 21.2, whether or not the Lease Term has been terminated, Lessor may, but shall be under no obligation to, relent the Leased Premises or any part thereof, for the account of Lessee in the name of Lessor or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Lease Term) and on such terms (which may include concessions or free rent) and for such uses as Lessor, in its uncontrolled discretion, may determine, and may collect and receive the rent therefor; and Lessee shall indemnify and hold Lessor harmless for any deficiency in rentals received by Lessor upon such reletting, all without prejudice to any other remedies available to Lessor. Lessor agrees to use its best efforts to mitigate all damages and to relet the Leased Premises in the event of any default specified herein.

            Section 21.4. No termination of this Lease and no repossession of the Leased Premises or any part thereof pursuant to this Article shall relieve Lessee of Lessee's obligations and liabilities under this Lease, all of which shall survive any such termination or repossession. In the event of any such termination or repossession, whether or not the Leased Premises or any part thereof shall have been relet, Lessee shall pay to Lessor the rent-and other sums and charges to be paid by Lessee up to the time of such termination or repossession; and thereafter Lessee, until the end of what would have been the full term of this Lease, shall pay to Lessor, as and for liquidated and agreed current damages for Lessee's default, the equivalent of the amount of the rent and such other sums and charges which would be payable under this Lease by Lessee if this Lease were still in effect, less the net proceeds, if any, of any reletting effected pursuant to the provisions of Section 21.3, after deducting all of Lessor's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage and management commissions, operating expenses, legal expenses, seasonable attorneys' fees, alteration costs, and expenses of preparation for such reletting. Lessee shall pay such current damages to Lessor monthly on the days on which the rent would have been payable under this Lease if this Lease were still in effect, and Lessor shall be entitled to recover the same from Lessee on each such day. At any time after such termination or repossession, whether or not Lessor shall have collected any current damages as aforesaid, Lessor shall be entitled to recover from Lessee, and Lessee shall pay to Lessor on demand, as and for liquidated and agreed final damages for Lessee's default, an amount equal to the then present worth of the excess of the rent reserved under this Lease from the day of such termination or repossession for what would be the then unexpired term if the same had remained in effect, over the then fair rental value of the Leased Premises for the same period.

            Section 21.5. No failure by Lessor to insist upon the strict performance of any term hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term.

            Section 21.6. In the event of any breach or threatened breach by Lessee of any of the terms contained in this Lease, Lessor shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise, except that this lease shall be terminated only in the manner set forth herein.

            Section 21.7. Lessee, for Lessee and on behalf of any and all persons claiming through or under Lessee, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law, to redeem the Leased Premises or to have a continuance of this Lease forth the term hereby demised after being dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

            Section 21.8. Notwithstanding any other provision in this Lease, while there exists, or if this Lease shall terminate as a result of, an Event of Default, any funds then held by Lessor or a depository in which Lessee has an interest, and any funds which otherwise would be payable to Lessee from any source, may be applied, at the option of Lessor, to cure such default or to damages payable by Lessee (whether provided for herein or by law) as a result of such termination or Event of Default, and the balance remaining, if any, shall be paid to Lessee if this Lease shall not terminate as a result of such Event of Default when and if Lessee would be entitled to receive the same but for such Event of Default, but not otherwise.

            Section 21.9. The various rights, powers and remedies herein contained and reserved to Lessor shall not be considered as exclusive of any other right, power or remedy; but the same shall be construed as cumulative and shall be in, addition to every other right, power or remedy now or hereafter existing at law, in equity or by statute; and every right, power or remedy reserved by this Lease to Lessor may be exercised from time to time and as often as occasion therefore may arise and any such right, power or remedy shall not be considered as exclusive of any other herein contained but shall be construed as cumulative and in addition to any other right, power or remedy reserved to Lessor hereunder. No delay or omission of Lessor to exercise any right, power or remedy arising from any omission, neglect or default of Lessee shall impair any such right, power or remedy or shall be construed as a waiver of any such default or an acquiescence therein.

                                  ARTICLE XXII.
                              Estoppel Certificates

            Section 22.1. Each party agrees from time to time, upon not less than ten (10) days' prior notice from the other, to execute, acknowledge and deliver, without charge, to the other party, or to any person designated by the other party, a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, identifying the same by the date thereof and specifying the nature thereof), that to the knowledge of such party no uncured Event of Default exists hereunder (of if any such uncured Event of Default does exist, specifying the same) the dates to which the rent and other sums and charges payable hereunder have been paid, and, with respect to Lessee that Lessee to its knowledge has no claims against Lessor hereunder (or if Lessee has any such claims, specifying the same).

                                 ARTICLE XXIII.
                  Lessor's Right to Perform Lessee's Covenants

            Section 23.1. If Lessee shall at any time fail to make any payment or perform any act, covenant, provision or condition on its part to be made or performed hereunder, then Lessor, after ten (10) days' notice to Lessee, except when other notice is expressly provided for in this Lease (or without notice in case of an emergency), and without waiving or releasing Lessee from any obligation of Lessee contained in this Lease, may (but shall be under no obligation to) make such payment or perform such act, and may enter upon the Leased Premises or any part thereof for any such purpose; and take all such action thereon as may be necessary therefor, including, without limitation, the performance of repairs under Article IX.

            Section 23.2. All sums so paid by Lessor and all costs and expenses of every kind and nature whatsoever incurred by Lessor in connection with the performance of any such act, together with interest thereon at the annual-'rate of ten (10$) percent from the respective dates of Lessor's making of each such payment or incur ring of each such cost and expense, including reasonable attorney's fees, together with any consequential damages Lessor may suffer by reason of the failure of Lessee to make such payment or perform such act shall be paid by Lessee to Lessor on demand as additional rent hereunder.

                                 ARTICLE XXIV.
                     Lessor's Right to Sell or Assign Rents

            Section 24.1. Lessor shall have the right from time to time, to convey its interest in the Leased Premises, subject to this Lease; and to assign its interest in this Lease, or to assign from time to time the whole or any portion of the rent or other sums and charges at any time paid or payable hereunder by Lessee to Lessor, to a transferee designated by Lessor in a written notice to Lessee, and in any such case Lessee shall pay the rent and such other sums and charges so assigned, subject to the terms of this Lease, to such transferee at the address mentioned in any such notice.

                                  ARTICLE XXV.
                             Rights of First Refusal

            Section 25.1. Lessor agrees that in the event Lessor desires to sell its interest in the Leased Premises or any part thereof, and shall have received a bona fide, written offer from a third party to purchase the same, Lessor shall first offer its interest in the Leased premises for sale to Lessee by serving written notice and a copy of such offer on Lessee. Such offer shall be at the price and upon the other terms and conditions embodied in Lessor's offer from the third party and as provided in this Article. After receipt of such notice the other party shall have the longer of (i) fifteen (15) days, if the value of such offer is readily ascertainable, or (ii) the time required for an accurate determination of the value of such offer (if such offer shall not be a cash or equivalent transaction) plus fifteen (15) days, in which to elect to purchase the offered interest upon the price, terms and conditions set forth in such notice.

            Section 25.2. If Lessee elects to purchase, the Lessor shall sell the interest as offered to Lessee and Lessee shall purchase the same. Lessee's notice of election shall be accompanied by a payment in the amount, if any, specified as a down payment in the third party's offer to purchase as communicated to Lessee. The closing of such purchase shall occur at the time and place set forth in the offer, and Lessor and Lessee shall deliver such documents and take such action in connection with the closing as is required by the offer.

            Section 25.3. If Lessee shall fail to give notice of election to purchase the offered interest accompanied by payment pursuant to this Article, or after giving notice of election to purchase the offered interest shall fail to perform its obligations pursuant thereto, the Lessor may sell and convey the offered interest to the third party offeror upon terms and conditions as contained in the third party offer, without prejudice to its right to damages against a party who has given notice of election to purchase but has failed to perform its obligations pursuant thereto. Any purchaser or third party may rely upon an affidavit of a proper authorized officer of Lessor as to the acceptance or rejection of such offer by Lessee.

            Section 25.4. The right of first refusal provided herein shall have continuing application and shall survive transfers and assignments of interest during the full term of this Lease.

            Section 25.5. The rights granted hereunder shall not apply to any conveyance to a subsidiary or affiliated corporation of the Lessor; or to a conveyance in connection with any merger, consolidation or sale of all or substantially all of the assets of Lessor; or to any mortgage of either party's interest; or to any sale by a foreclosing mortgage at a public auction or under judicial proceedings.

            Section 25.6. Notwithstanding the provisions of Section 26.1, the rights of first refusal granted herein may not be exercised by Lessee if an Event of Default shall then exist.

            Section 25.7. Notwithstanding anything to the contrary contained herein, Lessor may convey the Leased Premises subject to the option and right of first refusal herein granted if such right of first refusal has not been exercised in connection with such sale.

                                  ARTICLE XXVI.
                                     Notices

            Section 26.1. All notices, demands, requests or other communications which may be or are required to be given, served or sent by either party to the other shall be in writing and shall be deemed to be sufficient for all purposes and to have been properly given or sent:

                  (a) If intended for Lessee, by mailing by registered or certified mail with the postage prepaid, addressed to Lessee at P.O. Box 707, Saratoga, Wyoming 82331.

                  (b) If intended for Lessor, by mailing by registered or certified mail with the postage prepaid, addressed to Lessor at P.O. Box 707, Saratoga, Wyoming 82331.

                  (c) If intended for the holder of any mortgage, either by delivery thereof personally (if such holder is an individual) or by delivery thereof personally to an officer (if such holder is a corporation) or by mailing by registered or certified mail with the postage prepaid; addressed to such holder at the address furnished to Lessor by Lessee. Copies of all such notices shall be simultaneously sent to Lessor or Lessee, as the case may be.

Each party and any mortgagee may designate by notice in writing a new address to which any notice, demand, request or communication may hereafter be so given, served or sent. Each notice, demand, request or communication which shall be mailed by registered mail to Lessor, Lessee or the holder of any mortgage in the manner aforesaid shall be deemed sufficiently given, served or sent for all purposes hereunder at the time such notice, demand, request or communication shall be mailed by United States registered mail in any post office or branch post office regularly maintained by the United States government.

            Section 26.2. If a request is received in writing by Lessor or Lessee for a consent or approval required under this Lease or for information to which the party making such request shall be entitled, the party receiving such request shall act with reasonable promptness thereon and shall not unreasonably delay notifying the party making such request as to the granting or withholding of such consent or approval or furnishing to such party the information requested.

                                 ARTICLE XXVII.
                            Arbitration and Appraisal

            Section 27.1. In each case specified in this Lease, if any, in which it shall become necessary to resort to arbitration, such arbitration shall be determined as provided in this Article, and all arbitrators shall be disinterested persons with experience in a calling connected with the subject matter of the dispute. The party desiring such arbitration shall give written notice to that effect to the other party, specifying in such notice the name and address of such person designated to act as arbitrator on its behalf. Within ten
(10) days after the service of such notice, the other party shall give written notice to the first party specifying the name and address of the person designated to act as arbitrator on its behalf. If the second party fails to notify the first party of the appointment of its arbitrator, as aforesaid, within or by the time above specified, then the appointment of the second arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator in a case where the two arbitrators appointed hereunder and the parties are unable to agree upon such appointment. The arbitrators so chosen shall meet within three (3) days after the second arbitrator is appointed. If the two arbitrators shall not agree upon the decision to be made in such dispute, they shall, themselves, appoint a third arbitrator who shall be a competent and impartial person; and in the event of their failure to make such decision to appoint such arbitrator within three (3) days after their meeting, the third arbitrator shall be selected by the parties themselves if they can agree thereon within a further period of three (3) days. If the parties do not so agree, then either party, on behalf of both, may apply to any court of general jurisdiction in the county in which the Leased Premises are located for the appointment of such third arbitrator, and the other party shall not raise any question as to the court's full power and jurisdiction to entertain the application and make the appointment and the person so appointed shall be the third arbitrator. The decision of the arbitrators so chosen shall be given within a period of fifteen (15) days after the appointment of such third arbitrator. The decision in which any two of the arbitrators so appointed and acting hereunder concur shall in all cases be binding and conclusive upon the parties. Each party shall pay the fees and expenses of the one of the two original arbitrators appointed by such party, or in whose stead as above provided such arbitrator was appointed, and the fees and expenses of the third arbitrator, if any, shall be borne equally by both parties. Except as otherwise provided in this Lease, any such arbitration shall be conducted in accordance with the rules then obtaining of the American Arbitration Association; and judgment upon any arbitration decision rendered may be entered by any court having jurisdiction thereof.

            Section 27.2. If a majority of the arbitrators believe that expert advice would materially assist the resolution of the matter in dispute, they may retain one or more qualified persons, including without limitation, legal counsel, architects or engineers, to provide such expert advice. The expenses incident to the proceedings shall be borne equally between Lessor and Lessee. The fees of respective counsel engaged by the parties, and the fees of expert witnesses and other witnesses called by the parties, shall be paid by the respective party engaging such counsel or calling or engaging such witnesses.

                                 ARTICLE XXVIII.
                                  Holding Over

            Section 28.1. At the termination of this Lease by lapse of time or otherwise, Lessee shall yield up immediate possession of the Leased Premises, and all appurtenances and additions thereto, to Lessor and, failing to do so, hereby agrees, at the option of Lessor, to pay forthwith to Lessor for the whole time such possession is withheld reasonable rental value of the Leased Premises per day thereafter.

The provisions of this clause shall not be held to be a waiver by Lessor of any right of entry or re-entry as set forth in this Lease, nor shall the receipt of such sum, or any part thereof, or any other act in apparent affirmance of the tenancy, operate as a waiver of the right to terminate this Lease and the term hereby granted for the period still unexpired for any breach by Lessee under this Lease.

                                 ARTICLE XXIX.
                         Brokerage Fees and Commissions

            Section 29.1. Lessor and Lessee agree that neither party has incurred any brokerage fees or commissions as a result of this Lease transaction, and each party agrees to pay all brokerage fees and commissions, if any, incurred by it as a result of this Lease transaction and agrees to indemnify and save the other party harmless from and against any and all claims for such fees and commissions.

                                  ARTICLE XXX.
                  Covenants Binding; Modification of Covenants

            Section 30.1. The covenants, agreements, terms, provisions and conditions of this Lease shall be binding upon and inure to the benefit of the successors and assigns of Lessor and, except as otherwise provided herein, the successors and assigns of Lessee.

            Section 30.2. None of the covenants, terms or conditions of this Lease to be kept and performed by either party to this Lease shall in any manner be waived, modified, changed or abandoned except by a written instrument duly signed, acknowledged and delivered by the other party to this Lease.

                                 ARTICLE XXXI.
                 Construction of Terms and Waiver of Jury Trial

            Section 31.1. If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

            Section 31.2. This Lease shall be interpreted, construed and enforced in accordance with the laws of the State of Wyoming.

            Section 31.3. The parties hereto waive a trial by jury of any, and all issues arising in any action or proceeding between them or their successors or assigns under or connected with this Lease or any of its provisions or any negotiations in connection therewith or the Lessee's use or occupation of the Leased Premises.

                       [Signature pages on the next page]

            IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.

Lessor:                                         OLD BALDY CORPORATION

                                                /s/ L. Patton Kline
                                                --------------------------------
                                                L. Patton Kline, President

Attest:

/s/ Nancy Petry
--------------------------
  Nancy Petry, Secretary

[Seal]


Lessee:                                         OLD BALDY CLUB

                                                /s/ L. Patton Kline
                                                --------------------------------
                                                By L. Patton Kline, President

Attest:

/s/ Nancy Petry
--------------------------
  Nancy Petry, Secretary

[Seal]

STATE OF WYOMING        )
                        )     ss.
COUNTY OF CARBON        )

            The foregoing instrument was acknowledged before me this ____ day of ________, 2001, by L. Patton Kline, President of Old Baldy Corporation, a Wyoming corporation, on behalf of the corporation.

                                  /s/ Judy E. Welton
                                  _____________________________
                                  Notary Public

My commission expires:

February 2, 2002



STATE OF WYOMING        )
                        )     ss.
COUNTY OF CARBON        )

            The foregoing instrument was acknowledged before me this ____ day of __________, 2001, by L. Patton Kline, President of Old Baldy Club, a Wyoming corporation, on behalf of the corporation.

                                  /s/ Judy E. Welton
                                  _____________________________
                                  Notary Public

My commission expires:

February 2, 2002